UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 8, 2011

RADIANT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-22065	11-2749765
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3925 Brookside Parkway, Alpharetta, Georgia	30022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 576-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 8, 2011, Radiant Systems, Inc., a Georgia corporation (the “Company”), held its annual meeting of stockholders. The Company solicited proxies for the meeting pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

Management’s nominees for election to the Company’s board of directors as listed in the Company’s proxy statement were elected for the terms indicated below, with the results of the voting as follows:

Nominee	Term Expires (at annual meeting of stockholders)	Votes For	Votes Withheld	Broker Non-Votes
J. Alexander Douglas, Jr.	2014	31,867,197	537,989	2,765,777
Philip J. Hickey, Jr.	2014	31,376,592	1,028,594	2,765,777
Michael Z. Kay	2014	11,722,589	20,682,597	2,765,777
Nick Shreiber	2012	32,238,178	167,008	2,765,777

As indicated in the above table, J. Alexander M. Douglas, Jr., Philip J. Hickey, Jr. and Michael Z. Kay were elected as Class III directors to serve for terms ending at the 2014 annual meeting of shareholders. Nick Shreiber was elected as a Class I director to serve for a term ending at the 2012 annual meeting of shareholders.

The terms of the following Class I directors will continue until the annual meeting in 2012: William A. Clement, Jr. and Alon Goren. The terms of the following Class II directors will continue until the annual meeting in 2013: James S. Balloun, John H. Heyman and Donna A. Lee.

Management also proposed: (i) an amendment to the Company’s Amended and Restated 2005 Long-Term Incentive Plan (the “2005 Plan”), (ii) the ratification of the appointment of Deloitte & Touche LLP (the “Auditors”) as the Company’s independent auditors for the 2011 fiscal year, and (iii) an advisory vote on executive compensation. The table below summarizes the results of the voting on these proposals by the Company’s stockholders:

Description	Votes For	Votes Against	Abstain	Broker Non-Votes
Approval of amendment	31,180,136	1,155,326	69,724	2,765,777
Ratification of appointment	32,429,376	2,738,402	3,185	Not Applicable
Advisory (“say-on-pay”) vote	30,263,986	2,120,317	20,883	2,765,777

As indicated in the above table, the proposals to approve the amendment to the 2005 Plan, to ratify the appointment of the Auditors and to approve executive compensation were approved.

Management also proposed an advisory vote on the frequency of the advisory vote on executive compensation. The table below summarizes the results of the voting on this proposal by the Company’s stockholders:

Description	Every One Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
Advisory vote on frequency of say- on-pay vote	27,514,094	230,353	4,658,468	2,271	2,765,777

As indicated in the above table, the proposal was approved to hold such advisory vote every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIANT SYSTEMS, INC.

By:	/s/ John H. Heyman
Name:	John H. Heyman
Title:	Chief Executive Officer

Dated: June 10, 2011